INVESTOR CONTACT	MEDIA CONTACT
Scott Wylie - Vice President	Sue Martenson - Senior Manager
Investor Relations	Public Relations
(408) 544-6996	(408) 544-8158
swylie@altera.com	newsroom@altera.com

ALTERA ANNOUNCES THIRD QUARTER RESULTS

San Jose, Calif., October 23, 2012 — Altera Corporation (NASDAQ: ALTR) today announced third quarter sales of $495.0 million, up 6 percent from the second quarter of 2012 and down 5 percent from the third quarter of 2011. Third quarter net income was $157.5 million, $0.49 per diluted share, compared with net income of $162.7 million, $0.50 per diluted share, in the second quarter of 2012 and $185.4 million, $0.57 per diluted share, in the third quarter of 2011.

Year-to-date cash flow from operating activities was $460.5 million. Altera repurchased 1.6 million shares of its common stock during the quarter at a cost of $50.0 million. Altera ended the quarter with
$3.7 billion in cash and investments.

Altera's board of directors has declared a quarterly cash dividend of $0.10 per share, to be paid on December 3, 2012 to stockholders of record on November 13, 2012.

"Despite uneven global economic conditions, Altera experienced relatively broad vertical market sequential growth with both our new and mainstream product categories performing well," said John Daane, president, chief executive officer, and chairman of the board. "Our 28 nm opportunity pipeline exceeds that of any prior process node as FPGAs continue to displace ASICs. Altera is the only 28 nm FPGA supplier to offer production-qualified devices across our entire range of product families, which gives us clear advantage as we compete for design wins. Altera is the design-win value leader at 28 nm."

Several recent accomplishments mark the company's continuing progress:

•
Production-qualified devices are now available across Altera's entire 28 nm portfolio of high-end, midrange, and low-cost FPGAs. As the first FPGA supplier to reach this 28 nm industry milestone, Altera's technology leadership, with its unique tailored architecture approach, is successfully delivering a range of products optimized for cost, performance and low power. At the high end, Stratix® V FPGAs are the industry's only production monolithic devices with 28 Gbps integrated transceivers. In the midrange, Arria® V FPGAs use the lowest power while providing optimized performance for a variety of applications including remote radio units, Long-Term Evolution (LTE) wireless communications equipment, in-studio mixers and 10G/40G line cards. Developed on TSMC's 28 nm Low Power (28LP) process, the Cyclone® V FPGA family provides customers the lowest power and lowest cost at optimal performance levels needed for today's high-volume, cost-sensitive applications.

•
Altera has unveiled several key innovations planned for its next generation of 20 nm products. Extending the promise of silicon convergence, Altera is offering customers the ultimate system-integration platform, combining the hardware programmability of FPGAs with the software flexibility of digital signal processors and microprocessors along with the efficiencies of application-specific hard intellectual property. The architectural, software and process innovations Altera is making at 20 nm enable the development of an enhanced mixed-system fabric that delivers new levels of performance, bandwidth, integration and power efficiency. Altera's 20 nm mixed-system fabric includes the integration of 40 Gbps transceiver technology, a next-generation variable-precision digital signal processing (DSP) block architecture that delivers over 5 TFLOPs of IEEE 754 floating-point performance, and heterogeneous 3D integrated circuits that integrate FPGAs with a user-customizable HardCopy® ASIC or a variety of other technologies, including memory, third-party ASICs and optical interfaces.

•
For the second consecutive year, Altera has been selected as one of the 100 most innovative companies in the world, according to a study just published by Forbes Magazine. The Forbes ranking is based on “Innovation Premium,” an indication of the premium the stock market gives a company because investors expect it to launch new offerings and enter new markets. The algorithm was developed by Hal Gregersen, Jeff Dyer, and Clayton Christensen, and is described in their book, The Innovator's DNA (Harvard Business Press, 2011).

SELECTED THIRD QUARTER REVENUE AND RELATED RESULTS

Key New Product Devices	Sequential Comparisons
Stratix V	124%
Stratix IV	1%
Arria II	(9)%
Cyclone IV	27%
HardCopy IV	(10)%

Vertical Markets	Sequential Comparisons	Comments
Telecom & Wireless	7%	Telecom and Wireless both up
Industrial Automation, Military & Automotive	11%	Industrial, Military, and Automotive all up
Networking, Computer & Storage	5%	Networking up and Computer and Storage slightly down
Other	3%

($ in thousands) Key Ratios & Information	September 28, 2012	June 29, 2012
Current Ratio	6:1	6:1
Liabilities/Equity	1:2	1:2
Quarterly Operating Cash Flows	$285,203	$85,539
TTM Return on Equity	19%	20%
Quarterly Depreciation Expense	$9,677	$7,688
Quarterly Capital Expenditures	$17,749	$7,409
Inventory MSOH (1): Altera	3.1	3.1
Inventory MSOH (1): Distribution	0.6	0.6
Cash Conversion Cycle (Days)	140	130
Turns	37%	38%
Book to Bill	<1.0	<1.0

Note (1): MSOH: Months Supply On Hand

ALTERA CORPORATION
NET SALES SUMMARY
(Unaudited)

	Three Months Ended			Quarterly Growth Rate
	September 28, 2012	June 29, 2012	September 30, 2011	Sequential Change	Year- Over-Year Change
Geography
Americas	19%	17%	16%	15%	6%
Asia Pacific	43%	46%	44%	1%	(6)%
EMEA	25%	23%	25%	18%	(5)%
Japan	13%	14%	15%	(4)%	(16)%
Net Sales	100%	100%	100%	6%	(5)%

Product Category
New	31%	31%	27%	8%	8%
Mainstream	32%	30%	32%	13%	(8)%
Mature and Other	37%	39%	41%	1%	(12)%
Net Sales	100%	100%	100%	6%	(5)%

Vertical Market
Telecom & Wireless	45%	45%	42%	7%	2%
Industrial Automation, Military & Automotive	20%	19%	22%	11%	(11)%
Networking, Computer & Storage	17%	18%	20%	5%	(21)%
Other	18%	18%	16%	3%	3%
Net Sales	100%	100%	100%	6%	(5)%

FPGAs and CPLDs
FPGA	82%	85%	82%	4%	(5)%
CPLD	9%	9%	9%	4%	(9)%
Other Products	9%	6%	9%	45%	(6)%
Net Sales	100%	100%	100%	6%	(5)%

Product Category Description

•
New Products include the Stratix® V (including GS, GT and GX), Stratix IV (including E, GX and GT), Arria® V, Arria II (including GX and GZ), Cyclone® V, Cyclone IV (including E and GX), MAX® V and HardCopy® IV devices.

•	Mainstream Products include the Stratix III, Cyclone III, MAX II and HardCopy III devices.

•
Mature and Other Products include the Stratix II (and GX), Stratix (and GX), Arria GX, Cyclone II, Cyclone, Classic™, MAX 3000A, MAX 7000, MAX 7000A, MAX 7000B, MAX 7000S, MAX 9000, HardCopy II, HardCopy, FLEX® series, APEX™ series, Mercury™, Excalibur™ devices, configuration and other devices, intellectual property cores, and software and other tools.

Business Outlook for the Fourth Quarter 2012

Sales and Income Statement

Sequential Sales	Down 6% to 10%
Gross Margin	69% - 70%
Research and Development	$93 to 95 million
SG&A	$74 to 75 million
Tax Rate	13% +/- .5%
Diluted Share Count	Approximately 324 million
Turns	Low-40's
MSOH	High 3's

Vertical Market

Telecom & Wireless	Telecom and Wireless both down
Industrial Automation, Military & Automotive	Down slightly overall with all vertical markets weak
Networking, Computer & Storage	Networking, Computer and Storage all down
Other	Down

Third Quarter Earnings Conference Call

A conference call will be held today at 1:45 p.m. Pacific time to discuss the quarter's results and management's current business outlook. The web cast and subsequent replay will be available in the Investor Relations section of the company's website at www.altera.com. A telephonic replay of the call may be accessed later in the day by calling (719) 457-0820 and referencing confirmation code 258712. The telephonic replay will be available for two weeks following the live call.

Fourth Quarter Update and 2013 Guidance

Altera's fourth quarter business update will be issued in a press release available after the market close on December 4, 2012. The release will also include Altera financial guidance for 2013. A conference call with the investment community will take place at 1:45 PM Pacific time on December 4, 2012, to review and comment on 2013 guidance.

Forward-Looking Statements

Statements in this press release that are not historical are "forward-looking statements" as the term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally written in the future tense and/or preceded by words such as "will," "expects," "anticipates," or other words that imply or predict a future state. Forward-looking statements include, but are not limited to, our expectation of expansion in 28 nm FPGA opportunities, our ability to displace ASICs and ASSPs and our competitive position at 28 nm and our product developments at the 20 nm process node and their effect on the magnitude of our market opportunity, as well as any projection of revenue, gross margin, expense or other financial items discussed in the Business Outlook section or elsewhere in this press release. Investors are cautioned that all forward-looking statements in this release involve risks and uncertainty that can cause actual results to differ from those currently anticipated, due to a number of factors, including without limitation, current global economic conditions, customer business environment, customer inventory levels, vertical market mix, market acceptance of the company's products, product introduction schedules, the rate of growth of the company's new products including Cyclone® V, Cyclone IV, Arria® V, Arria II, Stratix® V, Stratix IV FPGAs, MAX® V CPLDs and HardCopy® IV device families, as well as changes in economic conditions and other risk factors discussed in documents filed by the company with the Securities and Exchange Commission (SEC) from time to time. Copies of Altera's SEC filings are posted on the company's website and are available from the company without charge. Forward-looking statements are made as of the date of this release, and, except as required by law, the company does not undertake an obligation to update its forward-looking statements to reflect future events or circumstances.

 About Altera

Altera programmable solutions enable system and semiconductor companies to rapidly and cost-effectively innovate, differentiate and win in their markets. Find out more about Altera's FPGA, CPLD and ASIC devices at www.altera.com. Follow Altera via Facebook, RSS and Twitter.

###

ALTERA, ARRIA, CYCLONE, HARDCOPY, MAX, MEGACORE, NIOS, QUARTUS and STRATIX words and logos are trademarks of Altera Corporation and registered in the U.S. Patent and Trademark Office and in other countries. All other words and logos identified as trademarks or service marks are the property of their respective holders as described at www.altera.com/legal.

ALTERA CORPORATION
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 28, 2012	June 29, 2012	September 30, 2011	September 28, 2012	September 30, 2011

Net sales	$495,010	$464,831	$522,474	$1,343,595	$1,606,671
Cost of sales	152,007	141,315	166,938	408,156	473,565
Gross margin	343,003	323,516	355,536	935,439	1,133,106
Operating expense
Research and development expense	91,606	92,356	80,771	266,259	235,438
Selling, general, and administrative expense	74,243	71,796	69,345	215,824	208,550
Total operating expense	165,849	164,152	150,116	482,083	443,988
Operating margin (1)	177,154	159,364	205,420	453,356	689,118
Compensation expense (gain) — deferred compensation plan	3,274	(2,313)	(6,642)	6,697	(4,926)
(Gain)/loss on deferred compensation plan securities	(3,274)	2,313	6,642	(6,697)	4,926
Interest income and other	(2,775)	(1,415)	(663)	(5,997)	(2,505)
Loss/(gain) reclassified from other comprehensive income	108	(69)	—	(63)	—
Interest expense	2,333	2,116	806	5,386	2,717
Income before income taxes	177,488	158,732	205,277	454,030	688,906
Income tax expense (benefit)	19,999	(3,947)	19,873	18,028	64,806
Net income	157,489	162,679	185,404	436,002	624,100

Other comprehensive income:
Unrealized gain on investments
Unrealized holding gain on investments arising during period, net of tax of $43, $8 and $108	3,620	2,799	—	6,723	—
Less: Reclassification adjustments for gain on investments included in net income, net of tax of $1, $1 and $6	(41)	(3)	—	(64)	—
	3,579	2,796	—	6,659	—
Unrealized gain on derivatives
Unrealized (loss)/gain on derivatives arising during period, net of tax of $6, $34 and $36	(10)	63	—	67	—
Less: Reclassification adjustments for loss/(gain) on derivatives included in net income, net of tax of $53, $23 and $2	97	(42)	—	5	—
	87	21	—	72	—
Other comprehensive income	3,666	2,817	—	6,731	—
Comprehensive income	$161,155	$165,496	$185,404	$442,733	$624,100

Net income per share:
Basic	$0.49	$0.51	$0.58	$1.36	$1.94
Diluted	$0.49	$0.50	$0.57	$1.34	$1.90

Shares used in computing per share amounts:
Basic	319,870	321,218	321,745	321,200	322,012
Diluted	323,560	325,285	327,044	325,275	328,264

Cash dividends per common share	$0.10	$0.08	$0.08	$0.26	$0.20

Tax rate	11.3%	(2.5)%	9.7%	4.0%	9.4%
% of Net sales:
Gross margin	69.3%	69.6%	68.0%	69.6%	70.5%
Research and development	18.5%	19.9%	15.5%	19.8%	14.7%
Selling, general, and administrative	15.0%	15.4%	13.3%	16.1%	13.0%
Operating margin(1)	35.8%	34.3%	39.3%	33.7%	42.9%
Net income	31.8%	35.0%	35.5%	32.5%	38.8%

Notes:
(1) We define operating margin as gross margin less research and development and selling, general and administrative expenses, as presented above. This presentation differs from income from operations as defined by U.S. Generally Accepted Accounting Principles ("GAAP"), as it excludes the effect of compensation associated with the deferred compensation plan obligations. Since the effect of compensation associated with our deferred compensation plan obligations is offset by losses/(gains) from related securities, we believe this presentation provides a more meaningful representation of our ongoing operating performance. A reconciliation of operating margin to income from operations follows:

	Three Months Ended			Nine Months Ended
(In thousands, except per share amounts)	September 28, 2012	June 29, 2012	September 30, 2011	September 28, 2012	September 30, 2011
Operating margin (non-GAAP)	$177,154	$159,364	$205,420	$453,355	$689,118
Compensation (gain) expense — deferred compensation plan	3,274	(2,313)	(6,642)	6,697	(4,926)
Income from operations (GAAP)	$173,880	$161,677	$212,062	$446,658	$694,044

ALTERA CORPORATION
CONSOLIDATED BALANCE SHEETS
(Unaudited)

(In thousands, except par value amount)	September 28, 2012	December 31, 2011

Assets
Current assets:
Cash and cash equivalents	$2,849,829	$3,371,933
Short-term investments	144,195	65,222
Total cash, cash equivalents, and short-term investments	2,994,024	3,437,155
Accounts receivable, net	348,273	232,273
Inventories	157,848	122,279
Deferred income taxes — current	65,223	58,415
Deferred compensation plan — marketable securities	58,151	54,041
Deferred compensation plan — restricted cash equivalents	18,524	17,938
Other current assets	42,134	52,710
Total current assets	3,684,177	3,974,811
Property and equipment, net	200,172	171,721
Long-term investments	685,945	74,033
Deferred income taxes — non-current	23,047	26,629
Other assets, net	49,519	35,074
Total assets	$4,642,860	$4,282,268

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$45,589	$52,154
Accrued liabilities	39,183	34,029
Accrued compensation and related liabilities	43,563	78,181
Deferred compensation plan obligations	76,675	71,979
Deferred income and allowances on sales to distributors	400,351	279,876
Credit facility	—	500,000
Total current liabilities	605,361	1,016,219
Income taxes payable — non-current	261,843	263,423
Long-term debt	500,000	—
Other non-current liabilities	9,496	8,730
Total liabilities	1,376,700	1,288,372
Stockholders' equity:
Common stock: $.001 par value; 1,000,000 shares authorized; outstanding - 320,563 shares at September 28, 2012 and 322,054 shares at December 31, 2011	321	322
Capital in excess of par value	1,107,614	1,050,752
Retained earnings	2,151,627	1,942,955
Accumulated other comprehensive income (loss)	6,598	(133)
Total stockholders' equity	3,266,160	2,993,896
Total liabilities and stockholders' equity	$4,642,860	$4,282,268

ALTERA CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Nine Months Ended
	September 28, 2012	September 30, 2011

Cash Flows from Operating Activities:
Net income	$436,002	$624,100
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	26,426	23,443
Stock-based compensation	70,790	59,983
Deferred income tax benefit	(3,367)	(9,549)
Tax effect of employee stock plans	14,381	26,077
Excess tax benefit from employee stock plans	(20,790)	(22,959)
Changes in assets and liabilities:
Accounts receivable, net	(116,000)	(23,228)
Inventories	(35,569)	12,496
Other assets	5,478	47,986
Accounts payable and other liabilities	(34,670)	(40,004)
Deferred income and allowances on sales to distributors	120,475	11,115
Income taxes payable	(650)	30,122
Deferred compensation plan obligations	(2,001)	(345)
Net cash provided by operating activities	460,505	739,237
Cash Flows from Investing Activities:
Purchases of property and equipment	(53,712)	(23,178)
Sales of deferred compensation plan securities, net	2,001	345
Purchases of available-for-sale securities	(819,662)	(130,146)
Proceeds from sale and maturity of available-for-sale securities	135,650	1,750
Purchases of intangible assets	(2,280)	—
Purchases of other investments	(4,510)	—
Net cash used in investing activities	(742,513)	(151,229)
Cash Flows from Financing Activities:
Proceeds from issuance of common stock through various stock plans	37,514	93,619
Shares withheld for employee taxes	(30,529)	(31,122)
Payment of dividends to stockholders	(83,570)	(64,328)
Proceeds from issuance of long-term debt	500,000	—
Repayment of credit facility	(500,000)	—
Long-term debt and credit facility issuance costs	(5,244)	—
Repurchases of common stock	(179,057)	(197,018)
Excess tax benefit from employee stock plans	20,790	22,959
Net cash used in financing activities	(240,096)	(175,890)
Net (decrease) increase in cash and cash equivalents	(522,104)	412,118
Cash and cash equivalents at beginning of period	3,371,933	2,765,196
Cash and cash equivalents at end of period	$2,849,829	$3,177,314